Supplement to the John Hancock Equity Funds Prospectus
                               dated March 1, 2005

For each of the funds referenced below, the "Portfolio Managers" section has been deleted and replaced with the following:

John Hancock Growth Trends Fund, page 13

Financial Services

James K. Schmidt, CFA
  Managed fund since it began in 2000
  Primarily responsible for fund management
Thomas M. Finucane
  Joined fund team in 2004
  Day-to-day purchase and sales decisions; analysis of insurance, brokerage and asset management issuers
Lisa A. Welch
  Joined fund team in 2000
  Analysis of bank issuers

Healthcare

Robert C. Junkin, CPA
  Joined fund team in 2005
  Healthcare portfolio manager

Technology

Anurag Pandit, CFA
Joined fund team in 2003
Technology portfolio manager

On page 44, the Management Biography for Linda I. Miller has been deleted.

April 1, 2005

                         John Hancock Classic Value Fund
              Supplement to the Statement of Additional Information
                  dated March 1, 2004 as revised July 15, 2004

Effective April 1, 2005, the subadvisory fee payable by John Hancock Advisers, LLC to Pzena Investment Management, LLC, the Fund's Sub-Adviser, has been changed as follows:

As provided in the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser quarterly, in arrears, after the end of each quarter, a fee equal to 40% of the actual management fee received by the Adviser.

April 1, 2005